UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
      SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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International Rectifier Corporation
(Name of Registrant as Specified in its Charter)
Vishay Intertechnology, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Contacts:

Vishay Intertechnology, Inc.
Peter G. Henrici
Senior Vice President Corporate Communications
(610) 644-1300

Joele Frank, Wilkinson Brimmer Katcher
Matthew Sherman / Andrea Priest
(212) 355-4449

Innisfree M&A Incorporated
Alan Miller / Larry Miller
(212) 750-5833

FOR IMMEDIATE RELEASE

VISHAY ISSUES STATEMENT REGARDING $23.00 PER SHARE CASH PROPOSAL FOR INTERNATIONAL RECTIFIER

Malvern, PA – September 16, 2008 – Vishay Intertechnology, Inc. (NYSE: VSH) today issued the following statement in response to the decision by the Board of Directors of International Rectifier Corporation (NYSE: IRF) not to enter into negotiations with Vishay regarding its September 10, 2008 proposal to acquire all of the outstanding shares of International Rectifier for $23.00 per share in cash:

“We are disappointed that International Rectifier still refuses to negotiate with Vishay regarding our increased $23.00 per share in cash proposal.

“We are confident our all-cash premium proposal would provide International Rectifier stockholders with far greater value than what International Rectifier could achieve on its own in the foreseeable future.

“It has been our strong preference to work together with International Rectifier to negotiate a mutually agreeable transaction; however, International Rectifier’s refusal to negotiate with us has left us with no alternative but to present our increased all-cash premium proposal directly to International Rectifier stockholders. We look forward to the delayed 2007 Annual Meeting on October 10, 2008, at which the International Rectifier stockholders, the true owners of the company, will have an opportunity to express their views by electing our three nominees to the International Rectifier Board of Directors.”

Wachtell, Lipton, Rosen & Katz is acting as legal counsel to Vishay, and Banc of America Securities LLC and Morgan Stanley & Co. Incorporated are acting as financial advisors. Innisfree M&A Incorporated has been retained by Vishay as Information Agent and proxy solicitor.

About Vishay Intertechnology, Inc.

Vishay Intertechnology, Inc., a Fortune 1,000 Company listed on the NYSE (VSH), is one of the world's largest manufacturers of discrete semiconductors (diodes, rectifiers, transistors, and optoelectronics and selected ICs) and passive electronic components (resistors, capacitors, inductors, sensors, and transducers). These components are used in virtually all types of electronic devices and equipment, in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, and medical markets. Its product innovations, successful acquisition strategy, and ability to provide "one-stop shop" service have made Vishay a global industry leader. Vishay can be found on the Internet at http://www.vishay.com.

Forward Looking Statements

Some statements set forth in this communication, including those regarding Vishay’s proposal to acquire International Rectifier and the expected impact of the acquisition on Vishay’s strategic and operational plans and financial results, contain forward-looking statements that are subject to change. Statements including words such as “intend”, “believe”, “should”, “expect”, “are confident” or similar words as well as statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the possibility that Vishay’s offer to acquire International Rectifier will not be made or consummated for any number of reasons, including the failure of the stockholders of International Rectifier to support the proposed transaction, the failure of any conditions to Vishay’s proposed tender offer to be satisfied, or the failure to obtain financing on terms acceptable to Vishay; the possibility that if approved, the closing of the acquisition may be delayed; the effect of the announcement of the offer on Vishay’s and International Rectifier’s strategic relationships, operating results and business generally, including the ability to retain key employees; fees and expenses incurred in connection with Vishay’s unsolicited acquisition proposal, director nominations and stockholder proposals; Vishay’s ability to successfully integrate International Rectifier’s operations and employees and achieve synergies; the risk that Vishay’s acquisition proposal will make it more difficult for Vishay to pursue other strategic opportunities; the risk that stockholder litigation in connection with Vishay’s unsolicited proposal, or otherwise, may result in significant costs of defense, indemnification and liability; general economic conditions; and other factors described in Vishay’s SEC filings (including Vishay’s Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Reports on Form 10-Q for the quarters ended March 29, 2008 and June 28, 2008). If any of these risks or uncertainties materializes, the acquisition may not be consummated, the potential benefits of the acquisition may not be realized, Vishay’s and/or International Rectifier’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. All forward-looking statements in this news release are qualified by these cautionary statements and are made only as of the date of this news release. Vishay undertakes no duty to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Additional Information

Vishay has made a preliminary filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement and accompanying proxy card to be used to solicit proxies in connection with International Rectifier’s 2007 annual meeting. When and if completed the definitive proxy statement of Vishay and accompanying proxy card will be mailed to stockholders of International Rectifier. VISHAY STRONGLY ADVISES ALL STOCKHOLDERS OF INTERNATIONAL RECTIFIER TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION BY VISHAY OF PROXIES FROM INTERNATIONAL RECTIFIER’S STOCKHOLDERS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. SUCH PROXY STATEMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENTS WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO INNISFREE M&A INCORPORATED, VISHAY’S PROXY SOLICITOR.

The information in this news release is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of International Rectifier. The proposed tender offer for the outstanding shares of International Rectifier common stock described in this news release has not commenced. ANY OFFERS TO PURCHASE OR SOLICITATION OF OFFERS TO SELL WILL BE MADE ONLY PURSUANT TO A TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) FILED WITH THE SEC. INTERNATIONAL RECTIFIER STOCKHOLDERS ARE ADVISED TO READ THESE DOCUMENTS AND ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INTERNATIONAL RECTIFIER STOCKHOLDERS MAY OBTAIN COPIES OF THESE DOCUMENTS FOR FREE, WHEN AVAILABLE, AT THE SEC’S WEBSITE AT WWW.SEC.GOV OR BY CALLING INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE OFFER.

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